UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2017

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

CH2M Internal Market Trade on April 28, 2017

As previously announced, the internal market trade date for CH2M HILL Companies, Ltd. (“CH2M”) is April 28, 2017. CH2M’s Board and members of senior management met to determine what amount, if any, will be allocated by CH2M to repurchase shares in the internal market on that date. The Board decided to allocate $10 million towards repurchasing shares in the internal market on April 28, 2017, at the $50.69 per share stock price in effect at this time. There was also available $2.3 million in funds provided by employees who placed orders to purchase stock in the internal market on April 28, 2017. Based on the aggregate funds available, and pursuant to the proration methodology described in CH2M’s Form 8-K dated April 4, 2017, each stockholder who placed a sell order for up to 250 shares was able to sell all shares requested in this trade, while those requesting the sale of shares exceeding that amount were able to sell 250 shares during this period.

For an explanation of the factors and values used by the CH2M Board in setting the price of the common stock and in making the determination whether to participate in the internal market by purchasing shares of common stock available to be repurchased because of an excess of sell orders over buy orders, see the section titled “INTERNAL MARKET INFORMATION — Stock Price Determined by Board of Directors” in the CH2M prospectus dated March 23, 2010, as amended by the Current Reports on Form 8-K disclosing the price for common stock filed with the United States Securities and Exchange Commission, each of which can be found at http://www.sec.gov or by calling CH2M at (303) 771-0900. For an explanation of CH2M’s historical financial performance, see CH2M’s financial information included in CH2M’s annual and quarterly reports filed with the SEC, which may be accessed at http://www.sec.gov.

CH2M intends to return to a routine trading schedule following the filing of the Form 10-Q for the second quarter ended June 30, 2017.  As previously announced in our Form 8-K filed on April 10, 2017, the next trade date is currently expected to occur in September 2017, with the market opening in August 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: April 28, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel & Secretary